UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 8, 2012
SMARTPROS LTD.
(Exact name of Registrant as specified in its charter)

Delaware	001-32300	13-4100476
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 Skyline Drive
Hawthorne, New York	10532
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (914) 345-2620
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition
On March 8, 2012, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for the year ended December 31, 2011 and also announcing that the registrant is hosting a teleconference on March 9, 2012 at 8:30 a.m. eastern time to discuss its financial results for the year ended December 31, 2011.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 8, 2012, the respective employment agreements between the registrant and Jack Fingerhut, Joseph Fish and Stanley Wirtheim were amended. Messrs. Fingerhut, Fish and Wirtheim are the registrant's president, chief technology officer and chief financial officer, respectively.

The amendment to Jack Fingerhut's employment agreement extends the term of his employment through September 30, 2014 and provides for automatic renewals of successive new three-year terms at the end of each term unless either party gives written notice of nonrenewal at least thirty (30) days prior to the end of any such term.

The amendment to Joseph Fish's employment agreement extends the term of his employment through February 28, 2014 and provides for automatic renewals of successive new two-year terms at the end of each term unless either party gives written notice of nonrenewal at least thirty (30) days prior to the end of any such term.

The amendment to Stanley Wirtheim's employment agreement extends the term of his employment through June 30, 2013 and provides for automatic renewals of successive new two-year terms at the end of each term unless either party gives written notice of nonrenewal at least thirty (30) days prior to the end of any such term.

Other than the foregoing, there were no other material changes to their employment agreements.

The foregoing summary is qualified in its entirety by reference to the respective employment agreement amendment for Messrs. Fingerhut, Fish and Wirtheim, which are attached as Exhibit 10.1, 10.2 and 10.3 hereto.

Item 8.01.     Other Events

On March 8, 2012, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that the Board of Directors of the registrant had declared a quarterly dividend of $.0125 per share payable on April 4, 2012 to shareholders of record on March 22, 2012.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	**Amendment to Employment Agreement between SmartPros Ltd. and Jack Fingerhut, dated March 8, 2012*
10.2	**Amendment to Employment Agreement between SmartPros Ltd. and Joseph Fish, dated March 8, 2012*
10.3	**Amendment to Employment Agreement between SmartPros Ltd. and Stanley Wirtheim, dated March 8, 2012*
99.1	Press Release dated March 8, 2012*

*Filed herewith.
**    This exhibit is a management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

SmartPros Ltd.

Dated: March 8, 2012	By:	/s/ Allen S. Greene
Allen S. Greene,
Chief Executive Officer